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                                                                   Exhibit 10.24

                             STOCK PLEDGE AGREEMENT
                             ----------------------
                                    (HOLDING)
                                     -------

          This STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of October 7, 2003, is entered into by and between RIVER HOLDING CORP., a California corporation ("Pledgor"), and MW POST ADVISORY GROUP, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"), with reference to the following:

          WHEREAS, Hudson Respiratory Care Inc., a California corporation (the "Borrower"), the Lenders (such Lenders, together with Agent, individually and collectively, the "Lender Group"), and Agent have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Borrower;

          WHEREAS, contemporaneously herewith, Pledgor has executed and delivered that certain General Continuing Guaranty (the "Guaranty") and that certain Security Agreement (Guarantors) (the "Security Agreement") in favor of Agent respecting certain obligations of the Borrower to the Lender Group in connection with the Loan Agreement;

          WHEREAS, Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers listed under the name of Pledgor on Schedule A attached hereto (or any addendum thereto); and

          WHEREAS, to induce the Lender Group to make the financial accommodations provided to the Borrower pursuant to the Loan Agreement, Pledgor desires to pledge, grant, transfer, and assign to Agent, for the benefit of the Lender Group, a security interest in the Pledged Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   Definitions And Construction.

          (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Agreement, shall have the following meanings:

               "Agent" shall have the meaning set forth in the preamble to this Agreement, together with its successors or assigns.

               "Agreement" has the meaning set forth in the preamble to this Agreement.

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               "Chief Executive Office" shall mean the Chief Executive Office listed on Schedule B.

               "Equity Interests" shall mean all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

               "Excluded Collateral" shall have the meaning ascribed to such term in the Loan Agreement.

               "Future Rights" shall mean, with respect to each Issuer, (i) all Equity Interests (other than Pledged Interests) of such Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Issuer; (ii) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

               "Guaranty" shall have the meaning set forth in the recitals to this Agreement.

               "Holder" and "Holders" shall have the meanings set forth in
Section 3 of this Agreement.

               "Intercreditor Agreement" means that certain intercreditor agreement between WFF and Post dated as of an even date herewith.

               "Issuers" shall mean each of the Persons identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

               "Lender Group" shall have the meaning set forth in the recitals to this Agreement.

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               "Lenders" means, individually and collectively, each of the financial institutions identified on the signature pages of the Loan Agreement, and any other person made a party thereto in accordance with the provisions of
Section 14 thereof (together with their respective successors and assigns).

               "Loan Agreement" shall have the meaning set forth in the recitals to this Agreement.

               "Pledged Collateral" shall mean the Pledged Interests, the Future Rights, and the Proceeds, collectively but excluding the Excluded Collateral.

               "Pledged Interests" shall mean with respect to each Issuer, all of the Equity Interests identified as Pledged Interests of such Issuer on Schedule A attached hereto (or any addendum thereto).

               "Pledgor" has the meaning set forth in the preamble to this Agreement.

               "Post" means MW Post Advisory Group, LLC, a Delaware limited liability company.

               "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to any Issuer and any security entitlements, as defined in the Code, with respect thereto); (b) "proceeds," as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and
(e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

               "SEC" shall mean the United States Securities and Exchange Commission and any successor thereto.

               "Security Agreement" shall have the meaning set forth in the recitals to this Agreement.

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               "Secured Obligations" shall mean, with respect to Pledgor, all liabilities, obligations, or undertakings owing by Pledgor to the Lender Group of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the Guaranty, the Security Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "Securities Act" shall have the meaning set forth in Section 9(c) of this Agreement.

               "WFF" means Wells Fargo Foothill, Inc., a California corporation, its successors and permitted assigns.

          (b)  Construction.

                    (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, the Guaranty, the Security Agreement, or any of the other Loan Documents.

                    (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties signatory hereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                    (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement or the Security Agreement, the terms and provisions of the Loan Agreement or the Security Agreement, as applicable, shall control.

          2. Pledge. Pledgor hereby pledges, grants, transfers, and assigns to Agent, for the benefit of the Lender Group, a security interest in all of Pledgor's right, title, and interest in

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and to the Pledged Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents to which Pledgor is a party, and in order to secure prompt performance by Pledgor of its covenants and duties under each Loan Document to which it is a party. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, Pledgor has no authority, express or implied, to dispose of any item or portion of the Pledged Collateral.

          3.   Delivery and Registration of Pledged Collateral.

          (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered by Pledgor to Agent or Agent's designee pursuant hereto at a location designated by Agent and shall be held by or on behalf of Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Agent.

          (b) Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of Agent or any of its nominees any or all of the Pledged Collateral. In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than Agent (or an agent of Agent) or Pledgor (a "Holder"), then Pledgor shall promptly, at Agent's option, either cause such Pledged Collateral to be delivered into Agent's or Agent's designee's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Agent in such Pledged Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for Agent, all pursuant to the Code or other applicable law governing the perfection of Agent's security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to Agent.

          (d) Any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Agent, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Agent or Agent's designee in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by Pledgor in accordance with Section 4 and used in the ordinary course of Pledgor's business, or as otherwise expressly permitted under the Loan Documents.

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          (e)  If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of Agent, for the benefit of the Lender Group, or otherwise cause the security interest held by Agent, for the benefit of the Lender Group, to be perfected in accordance with applicable law.

     4.   Voting Rights and Dividends.

          (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, at the election of Agent in its Permitted Discretion, upon the receipt by Pledgor of written notice of such election by Agent, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Agent, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Upon the receipt of such written notice, Pledgor shall execute and deliver (or cause to be executed and delivered) to Agent all such proxies and other instruments as Agent may reasonably request for the purpose of enabling Agent to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

          5. Representations and Warranties. Pledgor represents, warrants, and covenants as follows:

          (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that no member of the Lender Group shall have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or contained in or delivered pursuant to the Loan Documents supplied to Agent or any other member of the Lender Group by and prepared by Pledgor or any Subsidiary of Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c) Pledgor is and will be the sole legal and beneficial owner of the Pledged Collateral (including the Pledged Interests and all other Pledged Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of

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any party, other than the Liens held by Agent for the benefit of the Lender
Group and Permitted Liens;

          (d) This Agreement, and the delivery to Agent of certificates, if any, representing Pledged Collateral (or the delivery to all Holders of such certificates, if any, representing Pledged Collateral of the notification/instruction referred to in Section 3 of this Agreement and the acknowledgement of such Holders referred to in Section 3), creates a valid, perfected, and second priority security interest, junior only to the security interests of WFF to the extent set forth in the Intercreditor Agreement, in one hundred percent (100%) of the Pledged Interests which are in certificated form in favor of Agent securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

          (e) Schedule A to this Agreement is true and correct and complete in all material respects as of the date hereof; without limiting the generality of the foregoing, as of the date hereof: (i) except as set forth in Schedule A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Agent or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule A to this Agreement;

          (f) the Pledged Interests that are interests in general partnerships, limited partnerships or limited liability companies (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the Code, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code;

          (g) There are no presently existing Future Rights owned by Pledgor as of the date hereof;

          (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable; and

          (i) Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     6.   Further Assurances.

          (a) Pledgor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Agent, on behalf of the Lender Group, may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent, on behalf of the Lender Group, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Agent, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory

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

to Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Pledged Collateral by Agent or Persons designated by Agent; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in the Pledged Collateral.

          (b) Pledgor hereby authorizes Agent, on behalf of the Lender Group, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without Pledgor's signature where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Pledgor will furnish to Agent, upon the request of Agent: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Agent, itemizing in such detail as Agent may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to Agent by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Agent may request.

          7.   Covenants of Pledgor. Pledgor shall:

          (a) Perform each and every covenant in the Loan Documents applicable to Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Pledged Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief Executive Office or such records without giving Agent at least thirty (30) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to Pledgor;

          (d) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Pledged Collateral, deliver such notice, report or other communication to Agent promptly, but in no event later than five (5) days following the receipt thereof by Pledgor; and

          (e) Not permit any of the Issuers to: (i) authorize the amendment of or amend the Governing Documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the Equity Interests of such Issuer is governed by

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Article 8 of the Code, or (ii) authorize the issuance of or issue certificates evidencing the Equity Interests of such Issuer that is a general partnership, limited partnership or limited liability company.

     8.   Agent as Pledgor's Attorney-in-Fact.

          (a) Pledgor hereby irrevocably appoints Agent, on behalf of the Lender Group, as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time at Agent's discretion, to take any action and to execute any instrument that Agent, on behalf of the Lender Group, may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Agent deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of any of the Issuers or any other Person to the name of Agent or to the name of Agent's nominee.

          (b) In addition to the designation of Agent as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Agent, on behalf of the Lender Group, as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to the Lender Group.

          (c) The Agent acknowledges that the exercise of the powers granted in this Section 8 may at some times be subject to the provisions of the Intercreditor Agreement.

          9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor
Agreement:

          (a) Agent, on behalf of the Lender Group, may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Pledged Collateral), and Agent, on behalf of the Lender Group, may also without notice (except as specified below) sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. To the maximum extent permitted by applicable law, Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for

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all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Subject to subsection (b), to the maximum extent permitted by law, Pledgor hereby waives any claims against Agent arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) Pledgor hereby agrees that any sale or other disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, State of California in disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.

          (c) Pledgor hereby acknowledges that the sale by Agent of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Agent or any subsequent transferee of the Pledged Collateral may dispose thereof. In light of this, Pledgor acknowledges and agrees that in order to protect Agent's interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Agent shall have no obligation to obtain the maximum possible price for the Pledged Collateral as long as any sale is made in a commercially reasonable manner. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Agent may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Agent may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by Agent, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Pledged Collateral. If Agent shall solicit such offers, then Pledgor acknowledges that the acceptance by Agent of one of the offers shall not be

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deemed per se to not be a commercially reasonable method of disposition of the
Pledged Collateral.

          (d) If Agent shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, Pledgor agrees that, upon request of Agent, Pledgor will, at no expense to any member of the Lender
Group:

                    (i) execute and deliver, and, use commercially reasonably efforts to, cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or use commercially reasonably efforts to cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and use commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                    (ii) use commercially reasonable efforts to qualify the Pledged Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Agent;

                    (iii) use commercially reasonably efforts to cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                    (iv) execute and deliver, or use commercially reasonably efforts to cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Agent may choose, any and all documents and writings which, in Agent's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Agent's rights hereunder; and

                    (v) do or cause to be done all such other acts and things as may be commercially reasonable to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (e)  PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:
(i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME AGENT DISPOSES OF ALL OR ANY PART OF THE

PLEDGED COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

          10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Agent of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Agent as provided in the Loan Agreement.

          11. Duties of Agent. The powers conferred on Agent hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9207 of the Code, Agent shall have no duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral.

          12. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PLEDGOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

          13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Agent to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law. Notwithstanding the foregoing, Pledgor may amend Schedule A to include Subsidiaries formed or acquired as permitted by Section 6.15 of the Loan Agreement by providing a copy thereof to Agent along with a notice complying with the applicable provisions herein with respect thereto.

          14. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

          15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon Pledgor and its successors and assigns; and (iii) inure to the benefit of Agent and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination, Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor.

          16. Security Interest Absolute. To the maximum extent permitted by law, all rights of Agent, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Agent to: (A) proceed against or exhaust any security held by Pledgor; or (B) pursue any other remedy in Agent's power whatsoever.

          17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          19. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

          20. Waiver of Marshaling. Pledgor and Agent acknowledge and agree that in exercising any rights under or with respect to the Pledged Collateral:
(i) Agent is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Agent waive any right to require the marshaling of any of the Pledged Collateral.

          21. Waiver of Jury Trial. PLEDGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                           [Signature page to follow.]

          IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered as of the date first written above.


                                        RIVER HOLDING CORP.,
                                        a Delaware corporation


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        MW POST ADVISORY GROUP, LLC,
                                        a Delaware limited liability company,
                                        as Agent


                                        By:
                                            ------------------------------------
                                        Name: Lawrence Post
                                        Title: Chief Executive Officer


                                                                  Signature Page
                                                Stock Pledge Agreement (Holding)

                                   SCHEDULE A
                                   ----------
                                       TO
                             STOCK PLEDGE AGREEMENT
                             ----------------------


                          Pledgor: River Holding Corp.

                                Pledged Interests
                                -----------------

                                                                    Pledgor's
                     Number of                Certificate Number   Percentage   Percentage   Jurisdiction of   Certificated /
     Issuer           Shares      Class             (s)             Ownership    Pledged      Organization     Uncertificated
------------------   ---------   ---------   -------------------   ----------   ----------   ---------------   --------------
Hudson Respiratory                            13, 14, 15, 16,        85.92%        100%         California      Certificated
Care Inc.            9,154,293    Common      17, 22, 23, 24,
                                              25, 27,

Hudson Respiratory                Senior      1, 2, ,3, 4, 6, 7,      100%         100%         California      Certificated
Care Inc.             525,938    Preferred    8, 9, 10, 11, 12

Hudson Respiratory                Junior      1                       100%         100%         California      Certificated
Care Inc.              3,000     Preferred


                                   SCHEDULE B
                                   ----------
                                       TO
                             STOCK PLEDGE AGREEMENT
                             ----------------------


                       Pledgor:       River Holding Corp.

                       Address of Chief Executive Office:

                       27711 Diaz Road
                       Temecula, California 92590

                                      -1-